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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2004
                                                        (September 3, 2004)


                        STATE AUTO FINANCIAL CORPORATION
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                         0-19289                 31-1324304
----------------------------            ---------              -------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)


       518 East Broad Street, Columbus, Ohio                     43215-3976
       --------------------------------------                    ---------
      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:           (614) 464-5000
                                                     -------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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SECTION 8. OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

         Rule 10b5-1(c) promulgated under the Securities Exchange Act of 1934 provides an affirmative defense to insider trading liability if a person adopts a written plan for trading securities of an issuer when that that person is not aware of material nonpublic information concerning such issuer.

         On September 3, 2004, John R. Lowther, an executive officer and a director of State Auto Financial Corporation ("STFC"), entered into a written individual sales plan complying with Rule 10b5-1(c) for trading securities of STFC. Under such sales plan, specified amounts of STFC's securities may be sold by a third-party broker on a quarterly basis, provided, however, that a specified trading price is achieved. The sales plan expires upon the earlier of July 1, 2005, or the sale of all the securities covered by the sales plan, subject to Mr. Lowther's right to terminate the sales plan upon notice to the third-party broker.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STATE AUTO FINANCIAL CORPORATION


Date:  October 28, 2004                 By /s/ Steven J. Johnston
                                           -------------------------
                                           Steven J. Johnston
                                           Treasurer and Chief Financial Officer